Exhibit 10.1.7

SIXTH AMENDMENT
TO CREDIT AGREEMENT
THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of February 18, 2014 and is entered into by and among SITEL, LLC, a Delaware limited liability company (the “U.S. Borrower”), CLIENTLOGIC HOLDING LIMITED, a company incorporated in England and Wales under company number 3530981 (the “UK Borrower”), SITEL CANADA CORPORATION (f/k/a ClientLogic Canada Corporation), an Ontario corporation (the “Canadian Borrower” and collectively with the U.S. Borrower and the UK Borrower, the “Borrowers”), SITEL WORLDWIDE CORPORATION (f/k/a ClientLogic Corporation), a Delaware corporation (“Holdings”), GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”), acting with the consent of the Requisite Lenders listed on the signature pages hereto, and, for purposes of Section IV hereof, the GUARANTORS listed on the signature pages hereto, and is made with reference to that certain CREDIT AGREEMENT dated as of January 30, 2007 (as amended through the date hereof, the “Credit Agreement”) by and among the Borrowers, Holdings, the subsidiaries of the Borrowers named therein, the Lenders, the Administrative Agent, the Collateral Agent and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.
RECITALS
WHEREAS, the Credit Parties have requested that the Requisite Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and
WHEREAS, subject to certain conditions, the Requisite Lenders are willing to agree to such amendments relating to the Credit Agreement.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.	AMENDMENTS TO CREDIT AGREEMENT
1.1    Amendments to Annex A; Definitions
Annex A to the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:
“Sixth Amendment” means that certain Sixth Amendment to Credit Agreement, dated as of February 18, 2014, among the U.S. Borrower, the UK Borrower, the Canadian Borrower, Holdings, the Guarantors party thereto, and the Administrative Agent, acting with the consent of the Requisite Lenders listed on the signature pages thereto.
”Sixth Amendment Effective Date” means the date of satisfaction of the conditions referred to in Section II of the Sixth Amendment.

1.1	Amendments to Annex F; Financial Covenants

A.    Paragraph (b) of Annex F to the Credit Agreement is hereby amended by deleting the chart therein from the period beginning on March 31, 2014 and ending on December 31, 2016 and replacing it with the following:

Four Fiscal Quarter Period Ended	Interest Coverage Ratio
March 31, 2014	1.40:1.00
June 30, 2014	1.40:1.00
September 30, 2014	1.40:1.00
December 31, 2014	1.40:1.00
March 31, 2015	1.40:1.00
June 30, 2015	1.50:1.00
September 30, 2015	1.50:1.00
December 31, 2015	1.50:1.00
March 31, 2016	1.50:1.00
June 30, 2016	1.50:1.00
September 30, 2016	1.50:1.00
December 31, 2016	1.50:1.00

B.     Paragraph (c) of Annex F to the Credit Agreement is hereby amended by deleting the chart therein from the period beginning on March 31, 2014 and ending on December 31, 2016 and replacing it with the following:

Four Fiscal Quarter Period Ended	Senior Secured Leverage Ratio
March 31, 2014	4.00:1.00
June 30, 2014	4.00:1.00
September 30, 2014	4.00:1.00
December 31, 2014	4.00:1.00
March 31, 2015	4.00:1.00
June 30, 2015	3.75:1.00
September 30, 2015	3.75:1.00
December 31, 2015	3.75:1.00
March 31, 2016	3.75:1.00
June 30, 2016	3.75:1.00
September 30, 2016	3.75:1.00
December 31, 2016	3.75:1.00

SECTION II.	CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Sixth Amendment Effective Date”) and the modifications to the terms of the Credit Agreement set forth in Section I hereof shall thereafter be effective and accordingly the Borrowers will not have any obligation to comply with the terms of Section 6.9 of the Credit Agreement as such provisions existed prior to giving effect to this Amendment but instead will be obligated to comply with the terms of Section 6.9 of the Credit Agreement as amended by this Amendment:
A.    Execution. Administrative Agent shall have received (i) a counterpart signature page of this Amendment duly executed by each of the Borrowers and all Guarantors and (ii) (x) a consent and authorization from the Requisite Lenders to execute this Amendment on their behalf or (y) a counterpart signature of this Amendment duly executed by the Requisite Lenders.
B.    Fees. Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Sixth Amendment Effective Date, including, without limitation, (i) in immediately available funds, for the account of each consenting Lender that has evidenced its agreement hereto by 12:00 PM (New York time) on or before February 14, 2014, to the Lenders holding outstanding Term Loans and Revolving Commitments, a non-refundable consent fee in an amount equal to 0.25% of the aggregate of such Lender’s outstanding Term Loans and Revolving Commitments as of the date hereof and (ii) to the extent invoiced to the Borrowers, reimbursement or other payment of all out-of-pocket expenses (including the reasonable fees and expenses of Latham & Watkins LLP) required to be reimbursed or paid by Holdings or any of the Borrowers hereunder, any other Loan Document or any separate agreements entered into between Holdings, the Borrowers and Administrative Agent.

C.    Necessary Consents. Each Credit Party shall have obtained all material consents, including the approvals of its board of directors or similar governing body, necessary or advisable in connection with the transactions contemplated by this Amendment.

SECTION III.	REPRESENTATIONS AND WARRANTIES
In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects:
A.    Corporate Power and Authority. Each Credit Party, which is party hereto, has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Loan Documents to which it is a party.
B.    Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Loan Documents have been duly authorized by all necessary action on the part of each Credit Party.
C.    No Conflict. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Loan Documents to which it is a party: (a) do not contravene any provision of such Person’s charter, bylaws or partnership or operating agreement, memorandum or articles of association (or equivalent) as applicable; (b) do not violate any applicable law or regulation, or any order or decree of any court or Governmental Authority except where such violation would not reasonably be expected to have a Material Adverse Effect; (c) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound except where such conflict, breach or default would not reasonably be expected to have a Material Adverse Effect; (d) do not result in the creation or imposition of any Lien upon any material property of such Person other than those in favor of Collateral Agent, on behalf of itself and Secured Parties, pursuant to the Loan Documents other than Liens permitted under the Credit Agreement; and (e) do not require the consent or approval of any Governmental Authority, other than those that have been (or will be within any applicable statutory time limits) duly obtained, made or complied with prior to the Sixth Amendment Effective Date.
D.    Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section III of the Amended Agreement are and will be true and correct in all material respects on and as of the Sixth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

E.    Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION IV.	ACKNOWLEDGMENT AND CONSENT
Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document).
Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Amended Agreement and the Loan Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Sixth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION V.	MISCELLANEOUS
A.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i)    On and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to “this Amendment,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(ii)    This Amendment shall be deemed a “Loan Document” for all purposes under the Credit Agreement.

(iii)    Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iv)    The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.
B.    Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or other similar laws affecting creditors’ rights generally and (b) the application of the general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in equity or at law).
C.    Disclosure. Holdings, the Borrowers and the Administrative Agent hereby each advises the Lenders that an affiliate of GSCP is party to an Interest Rate Protection Agreement with one or more of the Borrowers. In such transaction, such affiliate of GSCP is acting solely as a principal (including with respect to any rights and remedies thereunder) and is not in any way acting as an agent or fiduciary for the Borrowers, Holdings or the Lenders, the Administrative Agent or any other person in connection therewith.
D.    Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
E.    Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OTHER THAN THOSE OF THE STATE OF NEW YORK.
F.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
G.    Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

U.S. BORROWER:	SITEL, LLC

By: ____________________________
Name:
Title:

UK BORROWER:	CLIENTLOGIC HOLDING LIMITED

By: ____________________________
Name:
Title:

CANADIAN BORROWER	SITEL CANADA CORPORATION

By: ____________________________
Name:
Title:

HOLDINGS:	SITEL WORLDWIDE CORPORATION

By: ____________________________
Name:
Title:

GUARANTORS:	SITEL OPERATING CORPORATION

By: ____________________________
Name:
Title:

SERVICE ZONE HOLDINGS, LLC

By: ____________________________
Name:
Title:

CATALOG RESOURCES, INC.

By: ____________________________
Name:
Title:

SITEL INTERNATIONAL HOLDINGS, INC.

By: ____________________________
Name:
Title:

1293219 ONTARIO INC.

By: ____________________________
Name:
Title:

1293220 ONTARIO INC.

By: ____________________________
Name:
Title:

SITEL MEXICO S.A. DE C.V.

By: ____________________________
Name:
Title:

CLIENTLOGIC (UK) HOLDING LIMITED

By: ____________________________
Name:
Title:

CLIENTLOGIC LIMITED

By: ____________________________
Name:
Title:

CLIENTLOGIC (UK) LIMITED

By: ____________________________
Name:
Title:

SITEL INTERNATIONAL, LLC

By: ____________________________
Name:
Title:

NA LIQUIDATING COMPANY, INC. (F/K/A NATIONAL ACTION FINANCIAL SERVICES, INC.)

By: ____________________________
Name:
Title:

SITEL CUSTOMER CARE, INC.

By: ____________________________
Name:
Title:

SITEL TELESERVICES CANADA, INC.

By: ____________________________
Name:
Title:

SITEL (BVI) INTERNATIONAL, INC.

By: ____________________________
Name:
Title:

SITEL EUROPE LIMITED

By: ____________________________
Name:
Title:

SITEL UK LIMITED

By: ____________________________
Name:
Title:

SITEL NEW ZEALAND LIMITED

By: ____________________________
Name:
Title:

CLIENTLOGIC B.V.

By: ____________________________
Name:
Title:

SYSTEMS INTEGRATED TELEMARKETING NETHERLANDS B.V.

By: ____________________________
Name:
Title:

SITEL GMBH

By: ____________________________
Name:
Title:

SRM INKASSO GMBH

By: ____________________________
Name:
Title:

SITEL IBERICA TELESERVICES, S.A.U.

By: ____________________________
Name:
Title:

SITEL DO BRASIL LTDA.

By: ____________________________
Name:
Title:

SITEL FINANCE CORP.

By: ____________________________
Name:
Title:

SITEL PANAMA, S.A.

By: ____________________________
Name:
Title:

SITEL PHILIPPINES CORPORATION

By: ____________________________
Name:
Title:

SITEL SOLUTIONS UK LIMITED

By: ____________________________
Name:
Title:

SITEL UK FINANCE

By: ____________________________
Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Administrative Agent

By: ______________________________
Authorized Signatory

LENDER:

__________________________________
(Name of Lender)

By:    ___________________________________
Name:
Title:

NY\6157454.6